KINETICS MUTUAL FUNDS, INC.
                  Supplement to Prospectuses Dated May 1, 2002
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                                 The Energy Fund


Effective November 15, 2002, The Energy Fund, a series of Kinetics Mutual Funds, Inc. will be closed to purchases.





               Please retain this Supplement with your Prospectus.